Exhibit 99.1

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To The Board of Directors and shareholders of Green Tree Syndicate, Inc.

We have audited the accompanying balance sheets of Green Tree Syndicate, Inc. (the “Company”) as of December 31, 2013 and the related statements of operations, stockholders’ deficit and cash flows for the period January 22, 2013 to December 31, 2013.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of these financial statements in accordance with accounting principles generally accepted in the United State of America; this includes the design, implementation and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditor’s Responsibility

Our responsibility is to express an opinion on these consolidated financial statements based on my audits. We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

Opinion

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Company as of December 31, 2013 and the results of its operations and its cash flows for the period January 22, 2013 to December 31, in conformity with accounting principles generally accepted in the United States of America.

/s/ Terry L. Johnson, CPA
Casselberry, Florida
October 27, 2014

1

Green Tree Syndicate, Inc.

Financial Statements

December 31, 2013

2

GREEN TREE SYNDICATE

BALANCE SHEET

December 31,
Assets:	2013 (Audited)
Current Assets
Cash and Cash Equivalents	-
Accounts Receivable	6,023
Inventory	347,088
Prepaid Expenses	5,590
Total Current Assets	358,701

Fixed Assets-net	15,827
Other assets, Security Deposit	-
Total Assets	$374,528

Liabilities and Stockholders' Deficit:
Current Liabilities
Cash Overdraft	$11,667
Accounts Payable and Accrued Expenses	3,882
Notes Payable	124,240

Total Current Liabilities	139,789

Total Long Term Liabilities	-

Total Liabilities	139,789

Stockholders' Equity:
Common Stock, Par value $.0001, Authorized 10,000,000 shares
Issued 300,000 shares	30
Paid-In Capital	306,693
Retained Deficit	(71,984)

Total Stockholders' Equity	234,739
Total Liabilities and Stockholders’ (Deficit) Equity	374,528

3

GREEN TREE SYNDICATE

Statements of Operations

From Inception 1/22/2013 to December 31, 2013
Revenues	$411,969
Costs of Goods Sold	293,445

Gross Margin	118,524

Expenses:

Selling	61,847
General and Administrative	128,661
Operating Expenses	190,508

Operating Income (Loss)	(71,984)

Other Income (Expense)
Interest	-

Net Loss Before Taxes	(71,984)

Income and Franchise Tax	-

Net Loss	$(71,984)

Loss per Share, Basic & Diluted	$(23.99)

Weighted Average Shares Outstanding	300,000

The accompanying notes are an integral part of these financial statements.

4

GREEN TREE SYNDICATE

Statement of Stockholders’ Equity

January 22, 2013, to December 31, 2013

			Additional
	Common	Common	Paid in	Unearned	Retained
	Shares	Stock	Capital	Services	Deficit	Total

Balance January 22, 2013	300,000	$30	2,970		-	3,000
Contribution of Inventory at cost			303,723		-	303,723
Net Loss for the period	-	-	-		(71,984)	(71,984)
Balance December 31, 2013	300,000	$30	$306,693		(71,984)	234,739

5

Green Tree Syndicate, Inc.

Statements of Cash Flows

January 22, 2013 to December 31, 2013

2013
CASH FLOWS FROM OPERATING ACTIVITIES:
Net Loss for the Period	$(71,984)
Shares Issued
Adjustments to reconcile net loss to net cash provided by operating activities:
Depreciation and Amortization	3,762
Changes in Operating Assets and Liabilities
Decrease (Increase) in Accounts Receivable	(6,023)
(Increase) in Prepaid Expenses	(5,590)
Increase (Decrease) in Accounts Payable and interest	3,882
(Increase) Decrease in Inventory	(347,088)

Net Cash Used in Operating Activities	(423,041)

CASH FLOWS FROM INVESTING ACTIVITIES:
Purchase of Property and Equipment	(19,589)
Net cash provided by Investing Activities	(19,589)
CASH FLOWS FROM FINANCING ACTIVITIES:
Common Stock for cash	3,000
Contribution of Inventory	303,723
Proceeds from Loans	124,240
Bank overdraft	11,667
Net Cash Provided by Financing Activities	442,630

Net (Decrease) Increase in Cash	-
Cash at Beginning of Period	-
Cash at End of Period	-

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Cash paid during the year for:
Interest	$-
Franchise and Income Taxes	$-

SUPPLEMENTAL DISCLOSURE OF NON-CASH INVESTING AND FINANCING ACTIVITIES:
Accounts Payable Satisfied through Contributed Capital and Property and Equipment	$-

The accompanying notes are an integral part of these financial statements.

6

Green Tree Syndicate, Inc.

Notes To Financial Statements

December 31, 2013

NOTE 1 – ORGANIZATION

Green Tree Syndicate, Inc. (“the Company) was incorporated under the laws of the state of California on January 22, 2013. The Company specializes in the distribution of a smoke free cigarette.

NOTE 2 -SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of presentation

The Company’s financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

The accompanying unaudited quarterly financial statements have been prepared on a basis consistent with generally accepted accounting principles in the United States (“GAAP”) for interim financial information and pursuant to the rules of the Securities and Exchange Commission (“SEC”). In the opinion of management, the accompanying unaudited financial statements reflect all adjustments, consisting of only normal and recurring adjustments, necessary for a fair presentation of the results of operations, financial position and cash flows for the periods presented. The results of operations for the periods are not necessarily indicative of the results expected for the full year or any future period. These statements should be read in conjunction with the Company’s Annual Report for the year ended December 31, 2013 as filed.

Use of estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Calendar year end

The Company elected December 31st as its year end upon its formation.

Cash equivalents

The Company considers all highly liquid investments with a maturity of three months or less when purchased to be cash equivalents.

Allowance for Doubtful Accounts

The Company evaluates the collectability of its accounts receivable based on a combination of factors. In circumstances where it is aware of a specific customers ability to meet its financial obligations, it records a specific reserve to reduce the amounts recorded to what it believes will be collected. For all other customers, it recognizes reserves for bad debts based on historical experience. The company has historically experienced virtually no bad debts and thus has not established a reserve.

7

Inventory

The Company’s inventory consists of finished electronic cigarettes and flavors of vapor, valued under the FIFO method, stated and the lower of cost or market value.

Fixed Assets

The Company records its fixed assets at cost and recognizes depreciation over the straight line method with asset lives of between 3 and 7 years.

Fair value of financial instruments

The Company follows paragraph 825-10-50-10 of the FASB Accounting Standards Codification for disclosures about fair value of its financial instruments and paragraph 820-10-35-37 of the FASB Accounting Standards Codification (“Paragraph 820-10-35-37”) to measure the fair value of its financial instruments. Paragraph 820-10-35-37 establishes a framework for measuring fair value in accounting principles generally accepted in the United States of America (U.S. GAAP), and expands disclosures about fair value measurements. To increase consistency and comparability in fair value measurements and related disclosures, Paragraph 820-10-35-37 establishes a fair value hierarchy which prioritizes the inputs to valuation techniques used to measure fair value into three (3) broad levels. The fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities and the lowest priority to unobservable inputs. The three (3) levels of fair value hierarchy defined by Paragraph 820-10-35-37 are described below:

Level 1	Quoted market prices available in active markets for identical assets or liabilities as of the reporting date.

Level 2	Pricing inputs other than quoted prices in active markets included in Level 1, which are either directly or indirectly observable as of the reporting date.

Level 3	Pricing inputs that are generally observable inputs and not corroborated by market data.

The carrying amount of the Company’s financial assets and liabilities, such as cash, prepaid expenses and accrued expenses, approximates their fair value because of the short maturity of the instruments.

The Company has liabilities measured at fair value on a recurring or a non-recurring basis, consequently, the Company did not have fair value adjustments for assets and liabilities measured at fair value at August 31, 2014; no gains or losses are reported in the statement of operations that are attributable to the change in unrealized gains or losses relating to those assets and liabilities still held at the reporting date for the period from January 1, 2013 through August 31, 2014.

Commitments and contingencies

The Company follows subtopic 450-20 of the FASB Accounting Standards Codification to report accounting for contingencies.  Liabilities for loss contingencies arising from claims, assessments, litigation, fines and penalties and other sources are recorded when it is probable that a liability has been incurred and the amount of the assessment can be reasonably estimated.

8

Revenue recognition

The Company follows paragraph 605-10-S99-1 of the FASB Accounting Standards Codification for revenue recognition. The Company will recognize revenue when it is realized or realizable and earned. The Company considers revenue realized or realizable and earned when all of the following criteria are met: (i) persuasive evidence of an arrangement exists, (ii) the product has been shipped or the services have been rendered to the customer, (iii) the sales price is fixed or determinable, and (iv) collectability is reasonably assured. The Company mainly sells to retailers. There are no price incentives and the product can only be returned if defective. As the Company does not believe defective merchandise is likely an allowance has not been recognized. Revenue is recognized on a gross basis with corresponding costs of goods as a reduction to revenue in cost of sales. Revenue is recognized when the product is shipped to the customer.

Income taxes

The Company is a subchapter s corporation and hence the individual shareholders recognize their individual share of gains or losses on their personal tax return.

Net income (loss)per common share

Net income (loss) per common share is computed pursuant to section 260-10-45 of the FASB Accounting Standards Codification. Basic net income (loss) per common share is computed by dividing net income (loss) by the weighted average number of shares of common stock outstanding during the period.

Cash flows reporting

The Company adopted paragraph 230-10-45-24 of the FASB Accounting Standards Codification for cash flows reporting, classifies cash receipts and payments according to whether they stem from operating, investing, or financing activities and provides definitions of each category, and uses the indirect or reconciliation method (“Indirect method”) as defined by paragraph 230-10-45-25 of the FASB Accounting Standards Codification to report net cash flow from operating activities by adjusting net income to reconcile it to net cash flow from operating activities by removing the effects of (a) all deferrals of past operating cash receipts and payments and all accruals of expected future operating cash receipts and payments and (b) all items that are included in net income that do not affect operating cash receipts and payments.  The Company reports the reporting currency equivalent of foreign currency cash flows, using the current exchange rate at the time of the cash flows and the effect of exchange rate changes on cash held in foreign currencies is reported as a separate item in the reconciliation of beginning and ending balances of cash and cash equivalents and separately provides information about investing and financing activities not resulting in cash receipts or payments in the period pursuant to paragraph 830-230-45-1 of the FASB Accounting Standards Codification.

Subsequent events

The Company follows the guidance in Section 855-10-50 of the FASB Accounting Standards Codification for the disclosure of subsequent events. The Company will evaluate subsequent events through the date when the financial statements were issued.  Pursuant to ASU 2010-09 of the FASB Accounting Standards Codification, the Company as an eventual SEC filer considers its financial statements issued when they are widely distributed to users, such as through filing them on EDGAR.

9

Significant Customer

The Company predominantly sells to one customer which accounts for approximately 95% of their sales. A loss of this customer would significantly effect the Company’s ability to remain in business.

Recently issued accounting pronouncements

In July 2013, the FASB issued Accounting Standards Update 2013-11 Income Taxes (Topic 740) Presentation of an Unrecognized Tax Benefit When a Net Operating Loss Carry-forward, a Similar Tax Loss, or a Tax Credit Carry-forward Exists. An unrecognized tax benefit, or a portion of an unrecognized tax benefit, should be presented in the financial statements as a reduction to a deferred tax asset for a net operating loss carry-forward, a similar tax loss or a tax credit carry-forward, except as follows. To the extent a net operating loss carry-forward, a similar tax loss or a tax credit carry-forward is not available at the reporting date under the tax law of the applicable jurisdiction to settle any additional income taxes that would result from the disallowance of a tax position or the tax law of the applicable jurisdiction does not require the entity to use, and the entity does not intend to use the deferred tax asset for such purpose, the unrecognized tax benefit should be presented in the financial statements as a liability and should not be combined with deferred tax assets. The assessment of whether a deferred tax asset is available is based on the unrecognized tax benefit and deferred tax asset that exist at the reporting date and should be made presuming disallowance of the tax position at the reporting date. This Update applies to all entities that have unrecognized tax benefits when a net operating loss carry-forward, a similar tax loss, or a tax credit carry-forward exists at the reporting date. The amendments in this Update are effective for fiscal years, and interim periods within those years, beginning after December 15, 2013.

In January 2013, the FASB issued ASU No. 2013-01, Balance Sheet (Topic 210): Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities, which clarifies which instruments and transactions are subject to the offsetting disclosure requirements originally established by ASU 2011-11. The new ASU addresses preparer concerns that the scope of the disclosure requirements under ASU 2011-11 was overly broad and imposed unintended costs that were not commensurate with estimated benefits to financial statement users. In choosing to narrow the scope of the offsetting disclosures, the Board determined that it could make them more operable and cost effective for preparers while still giving financial statement users sufficient information to analyze the most significant presentation differences between financial statements prepared in accordance with U.S. GAAP and those prepared under IFRSs. Like ASU 2011-11, the amendments in this update will be effective for fiscal periods beginning on, or after January 1, 2013. The adoption of ASU 2013-01 is not expected to have a material impact on our financial position or results of operations.

The Company has implemented all new accounting pronouncements that are in effect.  These pronouncements did not have any material impact on the financial statements unless otherwise disclosed, and the Company does not believe that there are any other new accounting pronouncements that have been issued that might have a material impact on its financial position or results of operations.

10

NOTE 3 – FIXED ASSETS

At December 31, 2013 the Company has the following fixed assets:

December 31, 2013

Computers, Fixtures, Improvements	19,589
Total	19,589
Less Accumulated Depreciation	(3,762)
Net book value	$15,827

Depreciation for the period ended December 31, 2013 was $3,762.

NOTE 4 – NOTES PAYABLE

The Company has the following debt:

December 31, 2013

Note payable to an individual, without interest	$124,240

NOTE 5 – COMMITMENTS AND CONTINGENCIES

Rental Agreement

The company has a year rental agreement expiring April 2015 for $2,500 per month for office and warehouse space. Minimum future rental costs under the agreement are as follows:

2014	$30,000
2015	$10,000

NOTE 6- RELATED PARTY TRANSACTIONS

The Company issued upon its formation 300,000 shares to its officers for cash of $3,000..

During the period the Company paid $16,497 in officer’s salaries which is being shown in general and administrative cost in the statement of operations.

NOTE 7– COMMON STOCK

In January 2013 the Company issued 300,000 shares for cash of $3,000.

11

NOTE 8 – SUBSEQUENT EVENTS

Management has evaluated subsequent events pursuant to the requirements of ASC Topic 855 and has determined that no material subsequent events exist.

12

Green Tree Syndicate, Inc.

Financial Statements

August 31, 2014

13

Green Tree Syndicate, Inc.
Balance Sheets

	August 31,	December 31,
Assets:	2014	2013
		(Audited)
Current Assets
Cash and Cash Equivalents	$24,923	-
Accounts Receivable	17,028	6,023
Inventory	360,083	347,088
Prepaid Expenses	2,500	5,590
Total Current Assets	404,534	358,701

Fixed Assets-net	26,041	15,827
Other assets, Security Deposit		-
Total Assets	$430,575	$374,528

Liabilities and Stockholders' Deficit:
Current Liabilities
Cash Overdraft	-	$11,667
Accounts Payable and Accrued Expenses	28,979	3,882
Notes Payable	-	124,240

Total Current Liabilities	28,979	139,789

Total Long Term Liabilities	-	-

Total Liabilities	28,979	139,789

Stockholders' Equity:
Common Stock, Par value $0.0001, Authorized 10,000,000 shares Issued 450,000 and 300,000 shares respectively	45	30
Paid-In Capital	557,678	306,693
Treasury Stock	(65,000)	-
Retained Deficit	(91,127)	(71,984)

Total Stockholders' Equity	401,596	234,739
Total Liabilities and Stockholders’ (Deficit) Equity	$430,575	$374,528

14

GREEN TREE SYNDICATE, INC.
Statements of Operations

	For the Eight Months Ended
	August 31,
	2014	2013
Revenues	1,199,735	-
Costs of Goods Sold	441,625	-

Gross Margin	758,110	-

Expenses:
Officer Compensation	327,000	-
Selling Expenses	213,132	-
General and Administrative	237,121	-
Operating Expenses	777,253	-

Operating Income (Loss)	(19,143)	-

Other Income (Expense)
Interest

Net Loss Before Taxes

Income and Franchise Tax	-	-

Net Loss	(19,143)	-

Loss per Share, Basic & Diluted	$(0.06)	$-

Weighted Average Shares Outstanding	316,790	300,000

15

Green Tree Syndicate, Inc.

Statement of Stockholders’ Equity

January 22, 2013 to August 31, 2014

			Additional
	Common	Common	Paid in	Treasury	Retained
	Shares	Stock	Capital	Shares	Deficit	Total

Balance January 22,2013	300,000	$30	$2,970		-	$3,000
Contribution of Inventory at Cost			303,723		-	303,723
Net Loss for the Period	-	-	-		(71,984)	(71,984)
Balance December 31, 2013	300,000	$30	$306,693		(71,984)	234,739

Shares repurchased	(90,000)	(9)	9	(65,000)		(65,000)
Shares issued for cash on June 24, 2014	240,000	24	250,976			251,000
Net Loss for the period	-	-	-		(19,143)	(19,143)
Balance August 31, 2014	450,000	$45	$557,678	(65,000)	(91,127)	401,596

16

Green Tree Syndicate, Inc.
Statements of Cash Flows
Eight Months Ended August 31,

	2014		2013
CASH FLOWS FROM OPERATING ACTIVITIES:
Net Loss for the Period		(19,143)		-
				-
Adjustments to reconcile net loss to net cash provided by operating activities:
Depreciation and Amortization		5,495		-
Changes in Operating Assets and Liabilities
Decrease (Increase) in Accounts Receivable		(11,005)		-
(Increase) Decrease in Prepaid Expenses		3,090		-
Increase (Decrease) in Accounts Payable		25,097		-
(Increase) Decrease in Inventory		(12,995)		-
Net Cash Used in Operating Activities		(9,461)		-

CASH FLOWS FROM INVESTING ACTIVITIES:
Purchase of Property and Equipment		(15,709)
Net cash provided by Investing Activities		(15,709)		-

CASH FLOWS FROM FINANCING ACTIVITIES:
Treasury		(65,000)
Common Stock issued for Cash		251,000
Cash Overdraft		(11,667)		-
Reduction of Debt		(124,240)
Net Cash Provided by Financing Activities		50,093		-

Net (Decrease) Increase in Cash		24,923		-
Cash at Beginning of Period		-		-
Cash at End of Period		$24,923		-

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Cash paid during the year for:
Interest	$		$
Franchise and Income Taxes		$-		$-

SUPPLEMENTAL DISCLOSURE OF NON-CASH INVESTING AND FINANCING ACTIVITIES:
Accounts Payable Satisfied through Contributed Capital and Property and Equipment		$-		$-

The accompanying notes are an integral part of these financial statements.

17

Green Tree Syndicate, Inc.

Notes To Financial Statements

August 31, 2014

(Unaudited)

NOTE 1 – ORGANIZATION

Green Tree Syndicate, Inc. (“the Company) was incorporated under the laws of the state of California on January 22, 2013. The Company specializes in the distribution of a smoke free cigarette.

NOTE 2 -SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of presentation

The Company’s financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

The accompanying unaudited quarterly financial statements have been prepared on a basis consistent with generally accepted accounting principles in the United States (“GAAP”) for interim financial information and pursuant to the rules of the Securities and Exchange Commission (“SEC”). In the opinion of management, the accompanying unaudited financial statements reflect all adjustments, consisting of only normal and recurring adjustments, necessary for a fair presentation of the results of operations, financial position and cash flows for the periods presented. The results of operations for the periods are not necessarily indicative of the results expected for the full year or any future period. These statements should be read in conjunction with the Company’s Annual Report for the year ended December 31, 2013 as filed.

Use of estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Calendar year end

The Company elected December 31st as its year end upon its formation.

Cash equivalents

The Company considers all highly liquid investments with a maturity of three months or less when purchased to be cash equivalents.

Allowance for Doubtful Accounts

The Company evaluates the collectability of its accounts receivable based on a combination of factors. In circumstances where it is aware of a specific customers ability to meet its financial obligations, it records a specific reserve to reduce the amounts recorded to what it believes will be collected. For all other customers, it recognizes reserves for bad debts based on historical experience. The company has historically experienced virtually no bad debts and thus has not established a reserve.

18

Inventory

The Company’s inventory consists of finished electronic cigarettes and flavors of vapor, valued under the FIFO method, stated and the lower of cost or market value.

Fixed Assets

The Company records its fixed assets at cost and recognizes depreciation over the straight line method with asset lives of between 3 and 7 years.

Fair value of financial instruments

The Company follows paragraph 825-10-50-10 of the FASB Accounting Standards Codification for disclosures about fair value of its financial instruments and paragraph 820-10-35-37 of the FASB Accounting Standards Codification (“Paragraph 820-10-35-37”) to measure the fair value of its financial instruments. Paragraph 820-10-35-37 establishes a framework for measuring fair value in accounting principles generally accepted in the United States of America (U.S. GAAP), and expands disclosures about fair value measurements. To increase consistency and comparability in fair value measurements and related disclosures, Paragraph 820-10-35-37 establishes a fair value hierarchy which prioritizes the inputs to valuation techniques used to measure fair value into three (3) broad levels. The fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities and the lowest priority to unobservable inputs. The three (3) levels of fair value hierarchy defined by Paragraph 820-10-35-37 are described below:

Level 1	Quoted market prices available in active markets for identical assets or liabilities as of the reporting date.

Level 2	Pricing inputs other than quoted prices in active markets included in Level 1, which are either directly or indirectly observable as of the reporting date.

Level 3	Pricing inputs that are generally observable inputs and not corroborated by market data.

The carrying amount of the Company’s financial assets and liabilities, such as cash, prepaid expenses and accrued expenses, approximates their fair value because of the short maturity of the instruments.

The Company has liabilities measured at fair value on a recurring or a non-recurring basis, consequently, the Company did not have fair value adjustments for assets and liabilities measured at fair value at August 31, 2014; no gains or losses are reported in the statement of operations that are attributable to the change in unrealized gains or losses relating to those assets and liabilities still held at the reporting date for the period from January 1, 2013 through August 31, 2014.

Commitments and contingencies

The Company follows subtopic 450-20 of the FASB Accounting Standards Codification to report accounting for contingencies.  Liabilities for loss contingencies arising from claims, assessments, litigation, fines and penalties and other sources are recorded when it is probable that a liability has been incurred and the amount of the assessment can be reasonably estimated.

19

Revenue recognition

The Company follows paragraph 605-10-S99-1 of the FASB Accounting Standards Codification for revenue recognition. The Company will recognize revenue when it is realized or realizable and earned. The Company considers revenue realized or realizable and earned when all of the following criteria are met: (i) persuasive evidence of an arrangement exists, (ii) the product has been shipped or the services have been rendered to the customer, (iii) the sales price is fixed or determinable, and (iv) collectability is reasonably assured. The Company mainly sells to retailers. There are no price incentives and the product can only be returned if defective. As the Company does not believe defective merchandise is likely an allowance has not been recognized. Revenue is recognized on a gross basis with corresponding costs of goods as a reduction to revenue in cost of sales. Revenue is recognized when the product is shipped to the customer.

Income taxes

The Company is a subchapter s corporation and hence the individual shareholders recognize their individual share of gains or losses on their personal tax return.

Net income (loss)per common share

Net income (loss) per common share is computed pursuant to section 260-10-45 of the FASB Accounting Standards Codification. Basic net income (loss) per common share is computed by dividing net income (loss) by the weighted average number of shares of common stock outstanding during the period.

Cash flows reporting

The Company adopted paragraph 230-10-45-24 of the FASB Accounting Standards Codification for cash flows reporting, classifies cash receipts and payments according to whether they stem from operating, investing, or financing activities and provides definitions of each category, and uses the indirect or reconciliation method (“Indirect method”) as defined by paragraph 230-10-45-25 of the FASB Accounting Standards Codification to report net cash flow from operating activities by adjusting net income to reconcile it to net cash flow from operating activities by removing the effects of (a) all deferrals of past operating cash receipts and payments and all accruals of expected future operating cash receipts and payments and (b) all items that are included in net income that do not affect operating cash receipts and payments.  The Company reports the reporting currency equivalent of foreign currency cash flows, using the current exchange rate at the time of the cash flows and the effect of exchange rate changes on cash held in foreign currencies is reported as a separate item in the reconciliation of beginning and ending balances of cash and cash equivalents and separately provides information about investing and financing activities not resulting in cash receipts or payments in the period pursuant to paragraph 830-230-45-1 of the FASB Accounting Standards Codification.

Subsequent events

The Company follows the guidance in Section 855-10-50 of the FASB Accounting Standards Codification for the disclosure of subsequent events. The Company will evaluate subsequent events through the date when the financial statements were issued.  Pursuant to ASU 2010-09 of the FASB Accounting Standards Codification, the Company as an eventual SEC filer considers its financial statements issued when they are widely distributed to users, such as through filing them on EDGAR.

20

Significant Customer

The Company predominantly sells to one customer which accounts for approximately 95% of their sales. A loss of this customer would significantly effect the Company’s ability to remain in business.

Recently issued accounting pronouncements

In July 2013, the FASB issued Accounting Standards Update 2013-11 Income Taxes (Topic 740) Presentation of an Unrecognized Tax Benefit When a Net Operating Loss Carry-forward, a Similar Tax Loss, or a Tax Credit Carry-forward Exists. An unrecognized tax benefit, or a portion of an unrecognized tax benefit, should be presented in the financial statements as a reduction to a deferred tax asset for a net operating loss carry-forward, a similar tax loss or a tax credit carry-forward, except as follows. To the extent a net operating loss carry-forward, a similar tax loss or a tax credit carry-forward is not available at the reporting date under the tax law of the applicable jurisdiction to settle any additional income taxes that would result from the disallowance of a tax position or the tax law of the applicable jurisdiction does not require the entity to use, and the entity does not intend to use the deferred tax asset for such purpose, the unrecognized tax benefit should be presented in the financial statements as a liability and should not be combined with deferred tax assets. The assessment of whether a deferred tax asset is available is based on the unrecognized tax benefit and deferred tax asset that exist at the reporting date and should be made presuming disallowance of the tax position at the reporting date. This Update applies to all entities that have unrecognized tax benefits when a net operating loss carry-forward, a similar tax loss, or a tax credit carry-forward exists at the reporting date. The amendments in this Update are effective for fiscal years, and interim periods within those years, beginning after December 15, 2013.

In January 2013, the FASB issued ASU No. 2013-01, Balance Sheet (Topic 210): Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities, which clarifies which instruments and transactions are subject to the offsetting disclosure requirements originally established by ASU 2011-11. The new ASU addresses preparer concerns that the scope of the disclosure requirements under ASU 2011-11 was overly broad and imposed unintended costs that were not commensurate with estimated benefits to financial statement users. In choosing to narrow the scope of the offsetting disclosures, the Board determined that it could make them more operable and cost effective for preparers while still giving financial statement users sufficient information to analyze the most significant presentation differences between financial statements prepared in accordance with U.S. GAAP and those prepared under IFRSs. Like ASU 2011-11, the amendments in this update will be effective for fiscal periods beginning on, or after January 1, 2013. The adoption of ASU 2013-01 is not expected to have a material impact on our financial position or results of operations.

The Company has implemented all new accounting pronouncements that are in effect.  These pronouncements did not have any material impact on the financial statements unless otherwise disclosed, and the Company does not believe that there are any other new accounting pronouncements that have been issued that might have a material impact on its financial position or results of operations.

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NOTE 3 – FIXED ASSETS

At August 31, 2014 and December 31, 2013 the Company has the following fixed assets:

	September 30, 2014	December 31, 2013

Computers, Fixtures, Improvements	$35,298	19,589
Total	35,298	19,589
Less Accumulated Depreciation	(9,257)	(3,762)
Net book value	$26,041	$15,827

Depreciation for the eight months ended August 31, 2014 was $5,495.

NOTE 4 – NOTES PAYABLE-

The Company has the following debt:

	September 30, 2014	December 31, 2013

Note payable to an individual, without interest	-	$124,240

NOTE 5 – COMMITMENTS AND CONTINGENCIES

Rental Agreement

The company has a rental agreement expiring in April 2015 for $2,500 per month for office and warehouse space. Minimum future rental costs under the agreement are as follows:

2014	$10,000
2015	$10,000

NOTE 6- RELATED PARTY TRANSACTIONS

The Company paid compensation to its officers of $327,000 during the period.

The Company received $251,000 for stock from two of the three officers.

NOTE 7– COMMON STOCK

In January 2013 the Company issued 300,000 shares for cash of $3,000.

In June of 2014 the Company issued 240,000 shares for cash of $251,000.

In June of 2014 the Company bought back 90,000 shares for $65,000

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NOTE 8 – SUBSEQUENT EVENTS

Management has evaluated subsequent events pursuant to the requirements of ASC Topic 855 and has determined that one material subsequent events exist.

1.	The Company in the fourth quarter of 2013 entered into an agreement for the purchase and merger with Green Tree Syndicate an enterprise in the same business as the Company. The purchase price is contingent upon future funding.

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